*** Certain information (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                                                                 Exhibit 10.9(b)

                               Amendment No. 1 to

                           Agreement on Joint Actions
                                   *** and
                      "American Biogenetic Sciences, Inc."
                             Dated January 14, 2002


Moscow, Russia                                                   March 11, 2002.

1. Additional text is to be added to Section 6 as follows:

   "*** reserves the right to terminate from this agreement the anthrax vaccine if in the one (1) year period after the registration and other approval for sale in the United States "American Biogenetic Sciences, Inc." fails to purchase the minimum amount of 1,000,000 doses of the anthrax vaccine."

2. Additional Paragraph is to be added to Section 6 as follows:

   "*** has an agreement with the producer of the vaccine smallpox in tablets live for preoral application granting it the exclusive right to sell and distribute the vaccine smallpox in tablets live for preoral application throughout the world and *** hereby grants "American Biogenetic Sciences, Inc." the exclusive right to sell and distribute the vaccine smallpox in tablets live for preoral application for a period of ten (10) years in consideration for the efforts, costs and expenses to be incurred by "American Biogenetic Sciences, Inc." to attempt obtaining certification, registration and other approval of the vaccine smallpox in tablets live for preoral application in the United States of America. "American Biogenetic Sciences, Inc." pledges to purchase not less than 1,000,000 doses annually (for immunization of 1,000,000 patients) pursuant to Section 3, once registration of the vaccine smallpox in tablets live for preoral application is approved for sale in the United States. *** reserves the right to terminate from this agreement the vaccine smallpox in tablets live for preoral application if in the one (1) year period after the registration and other approval for sale in the United States "American Biogenetic Sciences, Inc." fails to purchase the minimum amount of 1,000,000 doses of the vaccine smallpox in tablets live for preoral application."

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*** Certain information (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

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



3. Section 7 of the agreement shall be deleted in its entirety and replaced with the following language:

   "7.Nothing in this agreement shall be construed as imposing on "American Biogenetic Sciences, Inc." an obligation to deal exclusively with *** in respect of any of the preparations, excluding the anthrax vaccine and vaccine smallpox in tablets live for preoral application, provided *** can provide "American Biogenetic Sciences, Inc.", within one year of the date of this agreement, with an acceptable anthrax vaccine and vaccine smallpox in tablets live for preoral application that meets all necessary quality and manufacturing standards, and is reasonably price competitive necessary to market the anthrax vaccine and vaccine smallpox in tablets live for preoral application within the United States."

4. All other terms and conditions of the agreement shall remain in full force and effect.

***                                 Chairman and CEO
***                                 American Biogenetic
Sciences, Inc.


  /s/ ***        ***                   /s/ A.J. Roach    A.J.Roach
----------------                    ------------------


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*** Certain information (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

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